     This Amendment to Purchase Agreement ("Amendment") is effective as of August 6, 1998, and amends that certain Compaq Computer Corporation Purchase Agreement by and between Compaq Computer Corporation and Apex PC Solutions, Inc. as originally executed on September 19, 1994 and subsequently amended (the "Agreement").

     1. Section 2. The first two sentences of Section 2.A of the Agreement are amended by deleting the existing two sentences and substituting the following two new sentences:

            Buyer will purchase Products only by issuing "blanket" purchase orders ("Order or Orders") to Seller. Orders shall contain such things as price and part number.

Exhibit A. Exhibit A to the Agreement is replaced in its entirety by the attached Exhibit A.

     3. Exhibit D (Flexibility Agreement). The "Schedule Decrease/ Cancellation" portion of the Flexibility Agreement attached as Exhibit D to the Agreement is amended by deleting the existing language and substituting the following new language:


            Based on our current      *     lead time, the following table
            establishes Compaq's commitment to accept finished inventory (including all safety or buffer stock) and work in process in the event of cancellation. In such event, for each separate part number, Apex shall select from all EDI Forecasts delivered by
            Compaq to Apex during the previous      *     and the EDI
            Forecast with      *     for such part number over the      *
            life of the EDI Forecast, and the EDI Forecast selected for each
            part number is referred to as the Designated EDI Forecast.    *


            On this basis, Compaq agrees to accept all safety/buffer stock
            and all product for such part number      *      prior to the
            scheduled ship date.  In addition,      *      prior to the
            scheduled ship date, Apex WIP becomes subject to assembly and acceptance by Compaq according to the Designated EDI Forecast for the part number.

            Apex WIP (     *     ) for each part number determined to be
            *    complete shall be completed and delivered to Apex for
            assembly and subsequent acceptance by Compaq. Apex WIP for each
            part number determined to be less than     *    complete
            (     *     ) will be scrapped and invoiced to Compaq at Apex cost.
            Also Apex raw materials (     *     ) that can not be absorbed by
            Apex will be subject to a restocking charge.

            **The "Q394" and "Q494" Tables headings are deleted but the Tables remain unchanged from Flexibility Agreement.**

            In addition, the "Schedule Decrease/Reschedule" portion of the Flexibility Agreement attached as Exhibit D to the Agreement is amended by deleting the existing language and substituting the following new language:

            EDI Forecasts and/or individual scheduled releases are     *
            prior to shipment.  Any EDI Forecast (     *     ) may be
            rescheduled one (1) time for a period not to exceed      *
            without penalty to Compaq.

            If schedule delays exceed      *     , Compaq has the option to
            purchase      *     .

*SUBJECT TO CONFIDENTIAL TREATMENT REQUEST; FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            **Table remains unchanged from Flexibility Agreement**

     4. Remaining Terms Unchanged. Except as expressly amended by this Agreement, all of the remaining terms and conditions in the Agreement shall remain unchanged and in full force and effect.

COMPAQ COMPUTER CORP                      APEX PC SOLUTIONS, INC.


/s/ Stephanie A. Araujo                   /s/ Samuel F. Saracino
-------------------------------------     -------------------------------------

By:  Stephanie A. Araujo                  By:  Samuel F. Saracino

Name:  Stephanie A. Araujo                Name:  Samuel F. Saracino

Title: Corporate Connectivity Manager     VP Bus. Development & General Counsel

Date:  August 4, 1998                     Date:  August 6, 1998

*SUBJECT TO CONFIDENTIAL TREATMENT REQUEST; FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  EXHIBIT A

                                     Compaq                      Houston     Scotland
Item    Seller Reference            Reference      Lead-time      Price*     Price**
----    -----------------------     ----------     ---------     -------     --------
 1      242694-001
        (4-port switchbox)          242694-001      8 weeks            *           *

 2      242695-001                  242695-001      8 weeks            *           *
        (8-port switchbox)

 3      242778-001                  242778-001      8 weeks            *           *
        (switchbox interconnect
        kit)`

 4      242691-001                  242691-001      8 weeks            *           *
        (115 Domestic front
        connect panel)

 5      242691-002                  242691-002      8 weeks            *           *
        (230 Domestic front
        connect panel)

 6      242691-B33                  242691-B33      8 weeks            *           *
        (240 International front
        connect panel)

        *F.O.B. Customized                                     **F.O.B.: Furness Logistics
        Transportation Inc.                                    warehouse- Roosendaal, The
        warehouse-Houston,                                     Netherlands
        Texas


/s/ Stephanie Araujo                   /s/ Samuel F. Saracino
----------------------------------     -----------------------------------
Stephanie Araujo                       Samuel F. Saracino
Compaq Computer Corporation            Apex PC Solutions, Inc.


*SUBJECT TO CONFIDENTIAL TREATMENT REQUEST; FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.